UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03090

MFS SERIES TRUST VII

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: July 31

Date of reporting period: July 31, 2012*

*	MFS Equity Income Fund, a series of the Registrant, was established during the reporting period, but did not commence investment operations during the reporting period.

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS Equity Income Fund, a series of the Registrant, did not have any shareholders as of period end. For further information please see the introductory footnote.

ANNUAL REPORT

July 31, 2012

MFS® LATIN AMERICAN EQUITY FUND

LEQ-ANN

MFS® LATIN AMERICAN EQUITY FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

World financial markets remain a venue of uncertainty. The focus has shifted most recently to the eurozone, where policymakers are attempting to develop a plan that will help debt-laden companies and countries and prevent their woes from spreading across the region. Volatility is likely to continue as investors test the resolve of European officials to make the tough decisions needed to solve the crisis. A slowing in the Chinese economy has added another layer of trepidation, as investors worry that the primary engine of global growth may be sputtering.

The U.S. economy is experiencing a period of growth. However, markets have been jittery in reaction to events in Europe and ahead of the U.S. presidential election. Voters in the United States are watching the economy closely and waiting to see if Congress agrees to cut the budget and extend the Bush administration tax cuts. Failure to do so could ultimately send the U.S. economy back into recession.

Amid this global uncertainty, managing risk becomes a top priority for investors and their advisors. At MFS® our global research platform is designed to ensure the smooth functioning of our investment process in all business climates. Real-time collaboration across the globe is vital in periods of heightened volatility and economic uncertainty. At MFS our investment staff shares ideas and evaluates opportunities across geographies, across both fundamental and quantitative disciplines, and across companies’ entire capital structure. We employ this uniquely collaborative approach to build better insights for our clients.

We, like our investors, are mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to emphasize the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with investment advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

September 18, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
America Movil S.A.B. de C.V., “L”, ADR	5.1%
Vale S.A., ADR	4.8%
Gerdau S.A., ADR	4.1%
BM&F Bovespa S.A.	3.9%
Credicorp Ltd.	3.5%
Petroleo Brasileiro S.A., ADR	3.5%
Anhanguera Educacional Participacoes S.A.	3.3%
Companhia de Bebidas das Americas, ADR	3.1%
Tenaris S.A., ADR	2.9%
Itau Unibanco Holding S.A., ADR	2.9%

Equity sectors (a)
Financial Services	23.7%
Utilities & Communications	14.5%
Basic Materials	14.2%
Special Products & Services	11.7%
Consumer Staples	9.4%
Energy	7.8%
Health Care	5.5%
Retailing	3.8%
Transportation	3.0%
Autos & Housing	2.6%
Industrial Goods & Services	1.2%
Technology	1.2%
Leisure	0.8%

Issuer country weightings (x)
Brazil	64.7%
Mexico	20.5%
Argentina	4.6%
Chile	3.9%
Peru	3.5%
Panama	1.6%
Colombia	0.6%
United States	0.6%

2

Portfolio Composition – continued

Currency exposure weightings (y)
Brazilian Real	64.7%
Mexican Peso	20.5%
United States Dollar	7.4%
Chilean Peso	3.9%
Euro	2.9%
Colombian Peso	0.6%

(a)	The sectors depicted are economic aggregates made up of several underlying industry categories. The fund may invest between 25% and 35% of its total assets in the securities of issuers in any particular industry if, at the time of investment, that industry represents 20% or more of the Latin American market as a whole, as measured by an index determined by MFS to be an appropriate measure of the Latin American market. At July 31, 2012, the fund did not have more than 25% of its assets invested in any one industry.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 7/31/12.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended July 31, 2012, Class A shares of the MFS Latin American Equity Fund (the “fund”) provided a total return of –13.02%, at net asset value. This compares with a return of –12.92% for the fund’s benchmark, the MSCI Emerging Markets Latin America 10-40 Index.

Market Environment

At the beginning of the reporting period, markets were roiled by several global concerns. Among these included prospects of U.S. sovereign debt default and the long-term public debt profile, the path of eurozone integration and the scope of its bailout facilities, the likelihood of a Chinese hard landing, and the global supply chain disruption resulting from the Japanese earthquake. Amidst this turmoil, global equity markets declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators fell precipitously, while highly-rated sovereign bond yields hit multi-decade lows.

During the middle of the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Long Term Refinancing Operations, or LTROs), coupled with healthier global macroeconomic conditions, led by moderate but sustained U.S. growth, ushered in improved market dynamics.

Towards the end of the period, though, market trends were more mixed. Worsening conditions were driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, broad market sentiment remained relatively resilient, as equity markets generally maintained gains and credit spreads did not indicate deterioration.

Detractors from Performance

Stock selection in the autos & housing sector was a primary detractor from relative performance. Holdings of Mexico-based homebuilding company Urbi Desarrollos Urbanos and wood products manufacturer Duratex (Brazil) (h) were among the fund’s top relative detractors for the reporting period.

An overweight position in the health care sector was another factor that weakened relative returns. Within this sector, the fund’s overweight position in poor-performing medical diagnostics company Diagnosticos da America (Brazil) held back relative results.

Stocks in other sectors that detracted from relative performance included Brazilian post-secondary education company Anhanguera Educacional Participacoes, Brazil-based insurance company Brasil Insurance Participacoes e Administracao S.A., real estate brokerage firm Brasil Brokers Participacoes (Brazil) (b), and steel manufacturer Ternium (Luxembourg) (b). Additionally, not holding shares of petroleum company Ecopetrol (Colombia) (h), Mexican beverages and retail company Femsa  (h), and retailer Wal-Mart de Mexico (h) negatively impacted relative returns as all three stocks outperformed the benchmark over the reporting period.

The fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign

4

Management Review – continued

currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposures than the benchmark.

Contributors to Performance

During the reporting period, a combination of strong stock selection and an underweight position in the energy sector contributed to performance relative to the MSCI Emerging Markets Latin America 10-40 Index. An underweight position in poor-performing oil and gas exploration and production company Petroleo Brasileiro S.A. (Brazil), and avoiding similarly weak-performing shares of Brazilian oil firms, OGX Petroleo (h) and HRT Participacoes  (h), benefited relative returns. The fund’s position in global steel pipe manufacturer Tenaris S.A. (Luxembourg) (b) also aided relative results.

Favorable security selection and the fund’s overweight position in the special products & services sector were other positive factors contributing to relative performance. The fund’s holdings of Brazilian education services provider Kroton Educacional (b) and customer loyalty program manager Multiplus S.A. (Brazil), both of which outperformed the benchmark during the period, were among the fund’s top relative contributors.

Additionally, stock selection in the transportation sector benefited relative results, led by the fund’s positions in Mexican airport operator Grupo Aeroportuario del Sureste (b) and Panama-based airline service provider Copa Holdings (b).

Elsewhere, holdings of diversified foods manufacturer M. Dias Branco S.A. Industria e Comercio de Alimentos (Brazil) (b), and an overweight position in financial services company Credicorp Ltd. (Peru), strengthened relative results as both stocks turned in strong share performance during the reporting period.

Respectfully,

Jose Luis Garcia

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 7/31/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 7/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	9/15/10	(13.02)%	(3.42)%
B	9/15/10	(13.72)%	(4.12)%
C	9/15/10	(13.63)%	(4.07)%
I	9/15/10	(12.74)%	(3.11)%
Comparative benchmark
MSCI Emerging Markets Latin America 10-40 Index (f)		(12.92)%	(4.59)%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(18.02)%	(6.42)%
B With CDSC (Declining over six years from 4% to 0%) (x)		(17.13)%	(6.16)%
C With CDSC (1% for 12 months) (x)		(14.48)%	(4.07)%

Class I shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI Emerging Markets Latin America 10-40 Index is a market capitalization-weighted index that is designed to measure equity market performance, constrained with investment limits to funds incorporated in member states of the European Union, of emerging markets in Latin America.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

7

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, February 1, 2012 through July 31, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2012 through July 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/12	Ending Account Value 7/31/12	Expenses Paid During Period (p) 2/01/12-7/31/12
A	Actual	1.65%	$1,000.00	$933.27	$7.93
	Hypothetical (h)	1.65%	$1,000.00	$1,016.66	$8.27
B	Actual	2.40%	$1,000.00	$930.54	$11.52
	Hypothetical (h)	2.40%	$1,000.00	$1,012.93	$12.01
C	Actual	2.40%	$1,000.00	$929.66	$11.51
	Hypothetical (h)	2.40%	$1,000.00	$1,012.93	$12.01
I	Actual	1.40%	$1,000.00	$935.42	$6.74
	Hypothetical (h)	1.40%	$1,000.00	$1,017.90	$7.02

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

7/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.4%
Issuer	Shares/Par	Value ($)

Aerospace - 1.2%
Embraer S.A., ADR	1,896	$48,123

Airlines - 3.0%
Copa Holdings S.A., “A”	802	$62,179
Grupo Aeroportuario del Sureste S.A. de C.V., ADR	629	56,050

		$118,229
Alcoholic Beverages - 4.1%
Companhia de Bebidas das Americas, ADR	3,159	$121,779
Compania Cervecerías Unidas S.A., ADR	622	41,195

		$162,974
Apparel Manufacturers - 2.2%
Arezzo Industria e Comercio S.A.	2,868	$45,024
Cia.Hering S.A.	2,200	43,437

		$88,461
Broadcasting - 0.8%
Grupo Televisa S.A., ADR	1,363	$31,063

Brokerage & Asset Managers - 7.1%
BM&F Bovespa S.A.	27,200	$152,645
Bolsa Mexicana de Valores S.A. de C.V.	43,200	82,512
CETIP S.A. - Balcao Organizado de Ativos e Derivativos	3,402	43,114

		$278,271
Business Services - 3.2%
Cielo S.A.	1,003	$29,240
LPS Brasil - Consultoria de Imoveis S.A.	3,100	55,217
Multiplus S.A.	1,791	43,219

		$127,676
Computer Software - 1.2%
Totvs S.A.	2,600	$47,960

Conglomerates - 0.7%
Alfa S.A de C.V., “A”	1,633	$26,257

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Construction - 2.6%
Corporacion GEO S.A.B. de C.V., “B” (a)	14,710	$15,464
Corporacion Moctezuma S.A. de C.V.	9,100	21,815
PDG Realty S.A.	17,000	28,289
Urbi Desarrollos Urbanos S.A. de C.V. (a)	64,330	37,635

		$103,203
Consumer Products - 1.2%
Kimberly-Clark de Mexico S.A. de C.V., “A”	23,050	$48,185

Consumer Services - 7.8%
Abril Educacao S.A., IEU	2,670	$40,391
Anhanguera Educacional Participacoes S.A.	9,200	130,871
Estacio Participacoes S.A.	3,990	49,125
Kroton Educacional S.A. (a)	3	3
Kroton Educacional S.A., IEU (a)	5,617	84,452

		$304,842
Containers - 0.6%
Industria Klabin de Papel e Celulose, IPS	5,000	$22,082

Energy - Independent - 1.4%
Ultrapar Participacoes S.A.	2,300	$54,211

Energy - Integrated - 3.5%
Petroleo Brasileiro S.A., ADR	6,924	$135,918

Food & Beverages - 4.1%
Arca Continental S.A.B de C.V.	9,495	$59,761
M. Dias Branco S.A. Industria e Comercio de Alimentos	3,600	100,839

		$160,600
Food & Drug Stores - 1.0%
Brazil Pharma S.A.	3,000	$17,934
Raia Drogasil S.A.	1,900	21,696

		$39,630
General Merchandise - 0.6%
Lojas Renner S.A.	800	$23,920

Health Maintenance Organizations - 1.0%
OdontoPrev S.A.	7,900	$38,359

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Insurance - 2.5%
Brasil Insurance Participacoes e Administracao S.A.	11,100	$98,314

Medical & Health Technology & Services - 2.4%
Diagnosticos da America S.A.	10,400	$58,364
Fleury S.A.	3,400	35,523

		$93,887
Metals & Mining - 12.9%
Companhia Siderurgica Nacional S.A., ADR	7,432	$38,498
Gerdau S.A., ADR	17,921	163,081
Grupo Mexico S.A.B. de C.V., “B”	18,737	52,526
Ternium S.A., ADR	3,288	64,280
Vale S.A., ADR	10,526	189,994

		$508,379
Oil Services - 2.9%
Tenaris S.A., ADR	2,999	$114,802

Other Banks & Diversified Financials - 11.8%
Banco Santander Chile, ADR	254	$19,091
Banco Santander S.A., IEU	13,800	104,450
Bancolombia S.A., ADR	405	25,045
Credicorp Ltd.	1,176	136,345
Grupo Financiero Banorte S.A. de C.V.	12,400	66,399
Itau Unibanco Holding S.A., ADR	7,092	112,125

		$463,455
Pharmaceuticals - 2.1%
Genomma Lab Internacional S.A., “B” (a)	41,000	$82,657

Real Estate - 2.3%
Brasil Brokers Participacoes	29,600	$91,001

Specialty Chemicals - 0.7%
Mexichem S.A.B de C.V.	5,500	$26,068

Telecommunications - Wireless - 6.5%
America Movil S.A.B. de C.V., “L”, ADR	7,542	$201,296
TIM Participacoes S.A., ADR	2,474	52,325

		$253,621
Telephone Services - 0.5%
Empresa Nacional de Telecomunicaciones S.A.	979	$19,251

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Utilities - Electric Power - 6.6%
Companhia Energetica de Minas Gerais, IPS	3,025	$57,837
Energias do Brasil S.A.	15,100	99,846
Enersis S.A., ADR	2,352	38,926
Terna Participacoes S.A., IEU	920	31,876
Tractebel Energia S.A.	1,730	30,857

		$259,342
Water - 0.9%
Aguas Andinas S.A.	54,415	$36,070
Total Common Stocks (Identified Cost, $4,042,117)		$3,906,811

	Strike Price	First Exercise

Rights - 0.0%
Construction - 0.0%
PDG Realty S.A. (1 share for 1 right) (a) (Identified Cost, $0)	BRL 4.00	7/16/12	3,020	$59

Money Market Funds - 0.5%
MFS Institutional Money Market Portfolio, 0.15%, at Cost and Net Asset Value (v)			20,087	$20,087
Total Investments (Identified Cost, $4,062,204)				$3,926,957

Other Assets, Less Liabilities - 0.1%				4,532
Net Assets - 100.0%				$3,931,489

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
IEU	International Equity Unit
IPS	International Preference Stock

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

BRL	Brazilian Real

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 7/31/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $4,042,117)	$3,906,870
Underlying affiliated funds, at cost and value	20,087
Total investments, at value (identified cost, $4,062,204)	$3,926,957
Foreign currency, at value (identified cost, $2,451)	2,441
Receivables for
Investments sold	43,854
Fund shares sold	69
Interest and dividends	6,182
Receivable from investment adviser	32,518
Other assets	3,629
Total assets	$4,015,650
Liabilities
Payable to affiliates
Shareholder servicing costs	$529
Distribution and service fees	82
Payable for independent Trustees’ compensation	3
Accrued expenses and other liabilities	83,547
Total liabilities	$84,161
Net assets	$3,931,489
Net assets consist of
Paid-in capital	$4,409,733
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(135,741)
Accumulated distributions in excess of net realized gain on investments and foreign currency	(381,579)
Undistributed net investment income	39,076
Net assets	$3,931,489
Shares of beneficial interest outstanding	426,713

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,131,878	230,849	$9.23
Class B	561,886	61,688	9.11
Class C	355,052	38,911	9.12
Class I	882,673	95,265	9.27

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $9.79 [100 / 94.25 x $9.23]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Class I.

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF OPERATIONS

Year ended 7/31/12

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$120,564
Dividends from underlying affiliated funds	73
Foreign taxes withheld	(5,791)
Total investment income	$114,846
Expenses
Management fee	$37,179
Distribution and service fees	13,309
Shareholder servicing costs	6,375
Administrative services fee	17,520
Independent Trustees’ compensation	1,274
Custodian fee	92,513
Shareholder communications	12,507
Audit and tax fees	51,506
Legal fees	3,925
Registration fees	57,363
Miscellaneous	14,541
Total expenses	$308,012
Fees paid indirectly	(6)
Reduction of expenses by investment adviser	(245,109)
Net expenses	$62,897
Net investment income	$51,949
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$(348,405)
Foreign currency	(12,469)
Net realized gain (loss) on investments and foreign currency	$(360,874)
Change in unrealized appreciation (depreciation)
Investments	$(199,708)
Translation of assets and liabilities in foreign currencies	(584)
Net unrealized gain (loss) on investments and foreign currency translation	$(200,292)
Net realized and unrealized gain (loss) on investments and foreign currency	$(561,166)
Change in net assets from operations	$(509,217)

See Notes to Financial Statements

16

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 7/31/12	Period ended 7/31/11 (c)
Change in net assets
From operations
Net investment income	$51,949	$36,169
Net realized gain (loss) on investments and foreign currency	(360,874)	(27,435)
Net unrealized gain (loss) on investments and foreign currency translation	(200,292)	64,551
Change in net assets from operations	$(509,217)	$73,285
Distributions declared to shareholders
From net investment income	$(2,610)	$—
From net realized gain on investments	(39,702)	—
Total distributions declared to shareholders	$(42,312)	$—
Change in net assets from fund share transactions	$1,381,090	$3,028,643
Total change in net assets	$829,561	$3,101,928
Net assets
At beginning of period	3,101,928	—
At end of period (including undistributed net investment income of $39,076 and $2,320, respectively)	$3,931,489	$3,101,928

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2010, through the stated period end.

See Notes to Financial Statements

17

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended 7/31/12	Period ended 7/31/11 (c)
Net asset value, beginning of period	$10.77	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(1.56)	0.59	(g)
Total from investment operations	$(1.41)	$0.77
Less distributions declared to shareholders
From net investment income	$(0.01)	$—
From net realized gain on investments	(0.12)	—
Total distributions declared to shareholders	$(0.13)	$—
Net asset value, end of period (x)	$9.23	$10.77
Total return (%) (r)(s)(t)(x)	(13.02)	7.70	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	8.56	9.38	(a)
Expenses after expense reductions (f)	1.65	1.65	(a)
Net investment income	1.55	1.83	(a)
Portfolio turnover	56	30	(n)
Net assets at end of period (000 omitted)	$2,132	$1,490

See Notes to Financial Statements

18

Financial Highlights – continued

Class B	Year ended 7/31/12	Period ended 7/31/11 (c)
Net asset value, beginning of period	$10.71	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(1.55)	0.59	(g)
Total from investment operations	$(1.48)	$0.71
Less distributions declared to shareholders
From net realized gain on investments	$(0.12)	$—
Net asset value, end of period (x)	$9.11	$10.71
Total return (%) (r)(s)(t)(x)	(13.72)	7.10	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	9.37	9.76	(a)
Expenses after expense reductions (f)	2.40	2.40	(a)
Net investment income	0.80	1.26	(a)
Portfolio turnover	56	30	(n)
Net assets at end of period (000 omitted)	$562	$542

Class C	Year ended 7/31/12	Period ended 7/31/11 (c)
Net asset value, beginning of period	$10.71	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(1.55)	0.59	(g)
Total from investment operations	$(1.47)	$0.71
Less distributions declared to shareholders
From net realized gain on investments	$(0.12)	$—
Net asset value, end of period (x)	$9.12	$10.71
Total return (%) (r)(s)(t)(x)	(13.63)	7.10	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	9.33	10.51	(a)
Expenses after expense reductions (f)	2.40	2.40	(a)
Net investment income	0.82	1.25	(a)
Portfolio turnover	56	30	(n)
Net assets at end of period (000 omitted)	$355	$263

See Notes to Financial Statements

19

Financial Highlights – continued

Class I	Year ended 7/31/12	Period ended 7/31/11 (c)
Net asset value, beginning of period	$10.80	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(1.58)	0.62	(g)
Total from investment operations	$(1.39)	$0.80
Less distributions declared to shareholders
From net investment income	$(0.02)	$—
From net realized gain on investments	(0.12)	—
Total distributions declared to shareholders	$(0.14)	$—
Net asset value, end of period (x)	$9.27	$10.80
Total return (%) (r)(s)(x)	(12.74)	8.00	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	8.31	10.71	(a)
Expenses after expense reductions (f)	1.40	1.40	(a)
Net investment income	1.98	1.93	(a)
Portfolio turnover	56	30	(n)
Net assets at end of period (000 omitted)	$883	$807

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2010, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Latin American Equity Fund (the fund) is a series of MFS Series Trust VII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries. The fund’s performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions in the countries or regions in which the fund invests and could be more volatile than the performance of more geographically-diversified funds.

The fund may invest between 25% and 35% of its total assets in the securities of issuers in any particular industry if, at the time of investment, that industry represents 20% or more of the Latin American market as a whole, as measured by an index determined by MFS to be an appropriate measure of the Latin American market. At July 31, 2012, the fund did not have more than 25% of its assets invested in any one industry.

In this reporting period the fund adopted FASB Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of

21

Notes to Financial Statements – continued

ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to

22

Notes to Financial Statements – continued

determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of July 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$3,906,870	$—	$—	$3,906,870
Mutual Funds	20,087	—	—	20,087
Total Investments	$3,926,957	$—	$—	$3,926,957

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend

23

Notes to Financial Statements – continued

and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended July 31, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	7/31/12	7/31/11
Ordinary income (including any short-term capital gains)	$42,312	$—

24

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 7/31/12
Cost of investments	$4,290,031
Gross appreciation	343,371
Gross depreciation	(706,445)
Net unrealized appreciation (depreciation)	$(363,074)
Undistributed ordinary income	39,317
Capital loss carryforwards	(153,752)
Other temporary differences	(735)

As of July 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-term losses	$(60,637)
Long-term losses	(93,115)
Total	$(153,752)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 7/31/12	Period ended 7/31/11 (c)	Year ended 7/31/12	Period ended 7/31/11 (c)
Class A	$1,064	$—	$20,008	$—
Class B	—	—	7,490	—
Class C	—	—	3,161	—
Class I	1,546	—	9,043	—
Total	$2,610	$—	$39,702	$—

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2010, through the stated period end.

25

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	1.05%
Next $1.5 billion of average daily net assets	0.95%
Average daily net assets in excess of $2.5 billion	0.90%

The management fee incurred for the year ended July 31, 2012 was equivalent to an annual effective rate of 1.05% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of each class’ average daily net assets.

Class A	Class B	Class C	Class I
1.65%	2.40%	2.40%	1.40%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2013. For the year ended July 31, 2012, this reduction amounted to $245,095 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $3,982 for the year ended July 31, 2012, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$4,630
Class B	0.75%	0.25%	1.00%	1.00%	5,782
Class C	0.75%	0.25%	1.00%	1.00%	2,897
Total Distribution and Service Fees					$13,309

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.

26

Notes to Financial Statements – continued

(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2012 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2012, were as follows:

Amount
Class A	$—
Class B	758
Class C	98

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended July 31, 2012, the fee was $2,080, which equated to 0.0587% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended July 31, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $4,295.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended July 31, 2012 was equivalent to an annual effective rate of 0.4949% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any

27

Notes to Financial Statements – continued

time under the terms of the Agreements. For the year ended July 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $29 and are included in “Miscellaneous” expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $14, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” on the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 14, 2010, MFS purchased 10,000 shares each of Class A, Class B, and Class C and 70,000 shares of Class I for an aggregate amount of $1,000,000. On December 23, 2010, MFS redeemed 9,099 shares of Class I for $100,000.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $3,361,681 and $1,968,576, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 7/31/12		Period ended 7/31/11 (c)
	Shares	Amount	Shares	Amount
Shares sold
Class A	198,453	$1,933,009	168,184	$1,807,372
Class B	38,932	372,147	54,890	590,443
Class C	21,053	205,609	28,486	301,603
Class I	58,806	576,584	84,044	853,555
	317,244	$3,087,349	335,604	$3,552,973

Shares issued to shareholders in reinvestment of distributions
Class A	2,380	$20,350	—	$—
Class B	786	6,657	—	—
Class C	373	3,161	—	—
Class I	1,237	10,589	—	—
	4,776	$40,757	—	$—

28

Notes to Financial Statements – continued

	Year ended 7/31/12		Period ended 7/31/11 (c)
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(108,321)	$(1,045,400)	(29,847)	$(332,257)
Class B	(28,648)	(274,061)	(4,272)	(46,468)
Class C	(7,086)	(65,790)	(3,915)	(42,605)
Class I	(39,456)	(361,765)	(9,366)	(103,000)
	(183,511)	$(1,747,016)	(47,400)	$(524,330)

Net change
Class A	92,512	$907,959	138,337	$1,475,115
Class B	11,070	104,743	50,618	543,975
Class C	14,340	142,980	24,571	258,998
Class I	20,587	225,408	74,678	750,555
	138,509	$1,381,090	288,204	$3,028,643

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2010, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended July 31, 2012, the fund’s commitment fee and interest expense were $24 and $0, respectively, and are included in “Miscellaneous” expense on the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	57,086	2,276,155	(2,313,154)	20,087

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$73	$20,087

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VII and the Shareholders of

MFS Latin American Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Latin American Equity Fund (a series of MFS Series Trust VII) (the “Fund”) as of July 31, 2012, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from September 15, 2010 (the commencement of the Fund’s operations) through July 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Latin American Equity Fund as of July 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from September 15, 2010 (the commencement of the Fund’s operations) through July 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 18, 2012

30

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of September 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

31

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

32

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008);	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

33

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
Jose Luis Garcia

34

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for the one-year period ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

35

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds for the one-year period ended December 31, 2011. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on September 15, 2010 and has a limited operating history and performance record; therefore no performance data for the three- or five-year period was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

36

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

37

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

38

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

Income derived from foreign sources was $120,564. The fund intends to pass through foreign tax credits of $5,687 for the fiscal year.

39

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

40

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

41

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MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

July 31, 2012

MFS® EUROPEAN EQUITY FUND

EEQ-ANN

MFS® EUROPEAN EQUITY FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

World financial markets remain a venue of uncertainty. The focus has shifted most recently to the eurozone, where policymakers are attempting to develop a plan that will help debt-laden companies and countries and prevent their woes from spreading across the region. Volatility is likely to continue as investors test the resolve of European officials to make the tough decisions needed to solve the crisis. A slowing in the Chinese economy has added another layer of trepidation, as investors worry that the primary engine of global growth may be sputtering.

The U.S. economy is experiencing a period of growth. However, markets have been jittery in reaction to events in Europe and ahead of the U.S. presidential election. Voters in the United States are watching the economy closely and waiting to see if Congress agrees to cut the budget and extend the Bush administration tax cuts. Failure to do so could ultimately send the U.S. economy back into recession.

Amid this global uncertainty, managing risk becomes a top priority for investors and their advisors. At MFS® our global research platform is designed to ensure the smooth functioning of our investment process in all business climates. Real-time collaboration across the globe is vital in periods of heightened volatility and economic uncertainty. At MFS our investment staff shares ideas and evaluates opportunities across geographies, across both fundamental and quantitative disciplines, and across companies’ entire capital structure. We employ this uniquely collaborative approach to build better insights for our clients.

We, like our investors, are mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to emphasize the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with investment advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

September 18, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	5.1%
Royal Dutch Shell PLC, “A”	4.3%
Novartis AG	3.9%
Vodafone Group PLC	3.9%
Roche Holding AG	3.8%
Groupe Danone	3.2%
Linde AG	3.0%
Bayer AG	2.8%
Akzo Nobel N.V.	2.7%
HSBC Holdings PLC	2.6%

Equity sectors (a)
Financial Services	15.7%
Consumer Staples	13.2%
Health Care	11.2%
Basic Materials	10.7%
Energy	8.7%
Utilities & Communications	8.6%
Industrial Goods & Services	6.4%
Special Products & Services	5.8%
Retailing	5.0%
Leisure	4.9%
Technology	4.5%
Autos & Housing	2.5%
Transportation	0.8%

Issuer country weightings (x)
United Kingdom	28.9%
Switzerland	20.1%
France	13.6%
Germany	13.4%
Netherlands	7.5%
Spain	3.2%
Sweden	3.0%
United States	2.4%
Denmark	2.3%
Other Countries	5.6%

Currency exposure weightings (y)
Euro	41.9%
British Pound Sterling	28.9%
Swiss Franc	20.1%
Swedish Krona	3.0%
United States Dollar	2.4%
Danish Krone	2.3%
Czech Koruna	0.8%
Hong Kong Dollar	0.4%
Canadian Dollar	0.2%

2

Portfolio Composition – continued

3

(a)	The sectors depicted are economic aggregates made up of several underlying industry categories. The fund may invest between 25% and 35% of its total assets in any industry that represents 20% or more of the European market as a whole, as measured by an index determined by the adviser to be an appropriate measure of the European market. As of July 31, 2012, the fund did not have more than 25% of its total assets invested in any one industry.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 7/31/12.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended July 31, 2012, Class A shares of the MFS European Equity Fund (the “fund”) provided a total return of –10.18%, at net asset value. This compares with a return of –11.97% for the fund’s benchmark, the MSCI Europe Index.

Market Environment

At the beginning of the reporting period, markets were roiled by several global concerns. Among these included prospects of U.S. sovereign debt default and the long-term public debt profile, the path of eurozone integration and the scope of its bailout facilities, the likelihood of a Chinese hard landing, and the global supply chain disruption resulting from the Japanese earthquake. Amidst this turmoil, global equity markets declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators fell precipitously, while highly-rated sovereign bond yields hit multi-decade lows.

During the middle of the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Long Term Refinancing Operations, or LTROs), coupled with healthier global macroeconomic conditions, led by moderate but sustained U.S. growth, ushered in improved market dynamics.

Towards the end of the period, though, market trends were more mixed. Worsening conditions were driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, broad market sentiment remained relatively resilient, as equity markets generally maintained gains and credit spreads did not indicate deterioration.

Contributors to Performance

Stock selection in the basic materials sector was a primary factor that benefited performance relative to the MSCI Europe Index. The fund’s holdings of German flavors and fragrances supplier Symrise (b) and specialty chemical products maker Croda International supported strong performance. Shares of Symrise rose as the company reported strong earnings results during the reporting period. Management’s upward revision of sales guidance backed by strength in the company’s North American and Latin American businesses also supported the stock.

Stock selection and an overweight position in the special products & services sector was another positive factor for relative performance primarily due to the fund’s overweight position in travel technology solution provider Amadeus IT Holding (Spain). The stock appreciated as the company announced it had signed a multi-year content and technology agreement for North America which would provide Expedia with Amadeus search fare technologies.

Stock selection in the leisure sector boosted relative results. The fund’s overweight position in strong-performing media services company Publicis Groupe (France) aided relative performance as the stock outperformed the benchmark over the reporting period.

Elsewhere, the fund’s overweight position in healthcare products maker Bayer (Germany), and not holding shares of poor-performing Spanish telecommunications

4

Management Review – continued

company Telefónica, contributed to relative performance. Shares of Telefónica declined as the company cut their dividend for the third time in seven months due to pressure from rating agencies to reduce their leverage targets. The fund’s holdings of reinsurer Swiss Re Ltd. (Switzerland), French software developer Dassault Systemes, semiconductor equipment manufacturer ASM International (b) (Netherlands), and insurance company Hiscox (b) (United Kingdom) also benefited relative results.

Detractors from Performance

Stock selection in the consumer staples sector held back relative performance. Within this sector, not owning shares of strong-performing tobacco distributor British American Tobacco (United Kingdom), brewing company Anheuser-Busch InBev (Belgium), alcoholic drink producer Diageo (United Kingdom), and consumer products producer Unilever (United Kingdom) detracted from relative results. Shares of British American Tobacco spiked late in the reporting period as the company reported strong earnings results due to growth in cigarette sales in emerging markets. Additionally, improved volume trends in Russia and the Ukraine, as well as better than expected price momentum in Turkey and Saudi Arabia, further supported the stock.

Elsewhere, the fund’s overweight positions in global banking group BNP Paribas (France), financial services firm ING Groep (Netherlands), and Austrian financial services company Erste Group Bank dampened relative results as all three stocks turned in weak performance. Shares of ING Groep plummeted as the firm announced disappointing earnings results during the reporting period. In addition, uncertainty surrounding the firm’s planned divestment of its insurance units further weighed on the stock’s performance. Not holding shares of pharmaceutical firms, GlaxoSmithKline (United Kingdom) and Novo Nordisk (Denmark), also weakened relative performance as shares of both stocks outperformed the benchmark. The fund’s overweight position in poor-performing financial services firm Barclays (United Kingdom) also hindered relative performance.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Gabrielle Gourgey

Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 7/31/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 7/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	9/15/10	(10.18)%	1.65%
B	9/15/10	(10.84)%	0.87%
C	9/15/10	(10.84)%	0.87%
I	9/15/10	(9.96)%	1.87%
Comparative benchmark
MSCI Europe Index (f)		(11.97)%	(0.01)%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(15.35)%	(1.51)%
B With CDSC (Declining over six years from 4% to 0%) (x)		(14.34)%	(1.26)%
C With CDSC (1% for 12 months) (x)		(11.72)%	0.87%

Class I shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI Europe Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed European markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, February 1, 2012 through July 31, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2012 through July 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/12	Ending Account Value 7/31/12	Expenses Paid During Period (p) 2/01/12-7/31/12
A	Actual	1.55%	$1,000.00	$1,014.16	$7.76
	Hypothetical (h)	1.55%	$1,000.00	$1,017.16	$7.77
B	Actual	2.30%	$1,000.00	$1,011.15	$11.50
	Hypothetical (h)	2.30%	$1,000.00	$1,013.43	$11.51
C	Actual	2.30%	$1,000.00	$1,011.17	$11.50
	Hypothetical (h)	2.30%	$1,000.00	$1,013.43	$11.51
I	Actual	1.30%	$1,000.00	$1,015.14	$6.51
	Hypothetical (h)	1.30%	$1,000.00	$1,018.40	$6.52

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

7/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.0%
Issuer	Shares/Par	Value ($)

Alcoholic Beverages - 2.2%
Heineken N.V.	705	$38,083

Apparel Manufacturers - 2.7%
Compagnie Financiere Richemont S.A.	272	$15,368
LVMH Moet Hennessy Louis Vuitton S.A.	204	30,595

		$45,963
Automotive - 0.6%
GKN PLC	3,103	$10,204

Broadcasting - 2.0%
Publicis Groupe	701	$34,449

Business Services - 5.8%
Adecco S.A.	214	$9,368
Amadeus Holdings AG	1,226	26,419
Brenntag AG	146	15,983
Compass Group PLC	2,129	22,780
Experian Group Ltd.	793	11,756
MITIE Group PLC	3,305	14,023

		$100,329

Cable TV - 0.4%
Virgin Media, Inc.	284	$7,776

Computer Software - 1.3%
Dassault Systemes S.A.	232	$22,833

Construction - 1.9%
Bellway PLC	1,155	$14,502
BUZZI UNICEM S.p.A	914	9,135
Geberit AG	44	8,622

		$32,259
Consumer Products - 2.7%
Beiersdorf AG	184	$12,177
Reckitt Benckiser Group PLC	638	35,011

		$47,188

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electrical Equipment - 4.5%
Legrand S.A.	620	$19,815
Pfeiffer Vacuum Technology AG	150	14,816
Schneider Electric S.A.	232	13,043
Siemens AG	344	29,189

		$76,863
Electronics - 1.4%
ASM International N.V.	284	$10,743
Infineon Technologies AG	1,812	13,160

		$23,903
Energy - Independent - 0.6%
Bankers Petroleum Ltd. (a)	1,239	$3,002
Cairn Energy PLC	1,628	7,286

		$10,288
Energy - Integrated - 7.8%
BG Group PLC	948	$18,634
BP PLC	6,195	41,075
Royal Dutch Shell PLC, “A”	2,161	73,380

		$133,089
Food & Beverages - 8.3%
Groupe Danone	913	$55,477
Nestle S.A.	1,414	86,885

		$142,362

Food & Drug Stores - 0.8%
Jeronimo Martins SGPS S.A.	830	$13,021

Gaming & Lodging - 0.5%
Betfair Group PLC	740	$8,848

Insurance - 6.1%
Delta Lloyd N.V.	620	$8,029
Hiscox Ltd.	3,735	25,827
ING Groep N.V. (a)	3,166	20,690
Swiss Re Ltd.	462	29,032
Zurich Insurance Group AG	93	20,633

		$104,211

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Machinery & Tools - 1.9%
Atlas Copco AB, “A”	932	$20,878
Schindler Holding AG	101	11,784

		$32,662
Major Banks - 6.6%
Banco Santander S.A.	2,526	$15,211
Barclays PLC	8,920	23,379
BNP Paribas	836	30,938
HSBC Holdings PLC	5,300	44,365

		$113,893
Medical Equipment - 0.6%
Sonova Holding AG	115	$10,870

Metals & Mining - 1.5%
Rio Tinto PLC	577	$26,656

Natural Gas - Distribution - 1.0%
GDF SUEZ	783	$17,424

Network & Telecom - 1.8%
Ericsson, Inc., “B”	3,324	$30,794

Oil Services - 0.3%
Saipem S.p.A.	100	$4,587

Other Banks & Diversified Financials - 2.5%
Erste Group Bank AG (a)	468	$8,462
Julius Baer Group Ltd.	370	13,203
Jyske Bank (a)	450	12,035
KBC Group N.V.	440	9,225

		$42,925
Pharmaceuticals - 10.6%
Bayer AG	639	$48,496
Novartis AG	1,149	67,339
Roche Holding AG	371	65,696

		$181,531
Real Estate - 0.5%
GSW Immobilien AG	257	$9,457

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Restaurants - 2.0%
Domino’s Pizza UK & IRL PLC	2,047	$16,411
Whitbread PLC	517	17,224

		$33,635
Specialty Chemicals - 9.2%
Akzo Nobel N.V.	875	$46,993
Croda International PLC	488	17,911
Fuchs Petrolub AG, IPS	182	9,688
Linde AG	349	51,980
Sika AG	3	5,608
Symrise AG	801	25,149

		$157,329
Specialty Stores - 1.5%
D’Ieteren S.A.	150	$6,226
Esprit Holdings Ltd.	5,300	6,385
Industria de Diseno Textil S.A.	131	13,428

		$26,039
Telecommunications - Wireless - 3.9%
Vodafone Group PLC	23,397	$66,846

Telephone Services - 2.1%
TDC A.S.	2,052	$13,906
Telecom Italia S.p.A.	6,624	5,407
Telecom Italia S.p.A.	16,298	11,365
Ziggo N.V.	170	4,906

		$35,584
Trucking - 0.8%
DSV A.S.	613	$13,119

Utilities - Electric Power - 1.6%
CEZ A.S.	384	$12,931
Fortum Oyj	412	6,894
Suez Environnement	742	8,126

		$27,951
Total Common Stocks (Identified Cost, $1,695,370)		$1,682,971

13

Portfolio of Investments – continued

Money Market Funds - 5.2%
Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.15%, at Cost and Net Asset Value (v)	88,648	$88,648
Total Investments (Identified Cost, $1,784,018)		$1,771,619

Other Assets, Less Liabilities - (3.2)%		$(55,386)
Net Assets - 100.0%		$1,716,233

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

IPS	International Preference Stock
PLC	Public Limited Company

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 7/31/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,695,370)	$1,682,971
Underlying affiliated funds, at cost and value	88,648
Total investments, at value (identified cost, $1,784,018)	$1,771,619
Receivables for
Investments sold	1,904
Fund shares sold	27
Interest and dividends	7,566
Receivable from investment adviser	23,843
Other assets	34
Total assets	$1,804,993
Liabilities
Payables for
Investments purchased	$12,750
Fund shares reacquired	956
Payable to affiliates
Shareholder servicing costs	25
Distribution and service fees	24
Payable for independent Trustees’ compensation	7
Accrued expenses and other liabilities	74,998
Total liabilities	$88,760
Net assets	$1,716,233
Net assets consist of
Paid-in capital	$1,841,222
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(12,632)
Accumulated distributions in excess of net realized gain on investments and foreign currency	(138,337)
Undistributed net investment income	25,980
Net assets	$1,716,233
Shares of beneficial interest outstanding	171,084

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$595,978	59,440	$10.03
Class B	147,755	14,811	9.98
Class C	140,564	14,118	9.96
Class I	831,936	82,715	10.06

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.64 [100 / 94.25 x $10.03]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Class I.

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF OPERATIONS

Year ended 7/31/12

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$59,374
Interest	3
Dividends from underlying affiliated funds	66
Foreign taxes withheld	(5,913)
Total investment income	$53,530
Expenses
Management fee	$15,313
Distribution and service fees	4,328
Shareholder servicing costs	2,975
Administrative services fee	17,520
Independent Trustees’ compensation	1,270
Custodian fee	55,613
Shareholder communications	11,438
Audit and tax fees	51,589
Legal fees	2,245
Registration fees	53,508
Miscellaneous	14,613
Total expenses	$230,412
Reduction of expenses by investment adviser	(203,961)
Net expenses	$26,451
Net investment income	$27,079
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$(131,992)
Foreign currency	(766)
Net realized gain (loss) on investments and foreign currency	$(132,758)
Change in unrealized appreciation (depreciation)
Investments	$(115,322)
Translation of assets and liabilities in foreign currencies	(449)
Net unrealized gain (loss) on investments and foreign currency translation	$(115,771)
Net realized and unrealized gain (loss) on investments and foreign currency	$(248,529)
Change in net assets from operations	$(221,450)

See Notes to Financial Statements

16

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 7/31/12	Period ended 7/31/11 (c)
Change in net assets
From operations
Net investment income	$27,079	$23,428
Net realized gain (loss) on investments and foreign currency	(132,758)	12,946
Net unrealized gain (loss) on investments and foreign currency translation	(115,771)	103,139
Change in net assets from operations	$(221,450)	$139,513
Distributions declared to shareholders
From net investment income	$(22,701)	$—
From net realized gain on investments	(20,351)	—
Total distributions declared to shareholders	$(43,052)	$—
Change in net assets from fund share transactions	$3,064	$1,838,158
Total change in net assets	$(261,438)	$1,977,671
Net assets
At beginning of period	1,977,671	—
At end of period (including undistributed net investment income of $25,980 and $22,397, respectively)	$1,716,233	$1,977,671

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2010, through the stated period end.

See Notes to Financial Statements

17

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended 7/31/12	Period ended 7/31/11 (c)
Net asset value, beginning of period	$11.48	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(1.35)	1.23
Total from investment operations	$(1.19)	$1.48
Less distributions declared to shareholders
From net investment income	$(0.14)	$—
From net realized gain on investments	(0.12)	—
Total distributions declared to shareholders	$(0.26)	$—
Net asset value, end of period (x)	$10.03	$11.48
Total return (%) (r)(s)(t)(x)	(10.18)	14.80	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	13.52	13.74	(a)
Expenses after expense reductions (f)	1.55	1.55	(a)
Net investment income	1.57	2.50	(a)
Portfolio turnover	56	26	(n)
Net assets at end of period (000 omitted)	$596	$790

See Notes to Financial Statements

18

Financial Highlights – continued

Class B	Year ended 7/31/12	Period ended 7/31/11 (c)
Net asset value, beginning of period	$11.40	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(1.33)	1.25
Total from investment operations	$(1.25)	$1.40
Less distributions declared to shareholders
From net investment income	$(0.05)	$—
From net realized gain on investments	(0.12)	—
Total distributions declared to shareholders	$(0.17)	$—
Net asset value, end of period (x)	$9.98	$11.40
Total return (%) (r)(s)(t)(x)	(10.84)	14.00	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	14.36	14.34	(a)
Expenses after expense reductions (f)	2.30	2.30	(a)
Net investment income	0.81	1.54	(a)
Portfolio turnover	56	26	(n)
Net assets at end of period (000 omitted)	$148	$166

Class C	Year ended 7/31/12	Period ended 7/31/11 (c)
Net asset value, beginning of period	$11.40	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(1.33)	1.29
Total from investment operations	$(1.25)	$1.40
Less distributions declared to shareholders
From net investment income	$(0.07)	$—
From net realized gain on investments	(0.12)	—
Total distributions declared to shareholders	$(0.19)	$—
Net asset value, end of period (x)	$9.96	$11.40
Total return (%) (r)(s)(t)(x)	(10.84)	14.00	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	14.31	14.71	(a)
Expenses after expense reductions (f)	2.30	2.30	(a)
Net investment income	0.83	1.08	(a)
Portfolio turnover	56	26	(n)
Net assets at end of period (000 omitted)	$141	$180

See Notes to Financial Statements

19

Financial Highlights – continued

Class I	Year ended 7/31/12	Period ended 7/31/11 (c)
Net asset value, beginning of period	$11.50	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(1.36)	1.32
Total from investment operations	$(1.17)	$1.50
Less distributions declared to shareholders
From net investment income	$(0.15)	$—
From net realized gain on investments	(0.12)	—
Total distributions declared to shareholders	$(0.27)	$—
Net asset value, end of period (x)	$10.06	$11.50
Total return (%) (r)(s)(x)	(9.96)	15.00	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	13.29	13.90	(a)
Expenses after expense reductions (f)	1.30	1.30	(a)
Net investment income	1.88	1.83	(a)
Portfolio turnover	56	26	(n)
Net assets at end of period (000 omitted)	$832	$842

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2010, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net asset values which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS European Equity Fund (the fund) is a series of MFS Series Trust VII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The fund’s performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions in the countries or regions in which the fund invests and could be more volatile than the performance of more geographically-diversified funds.

The fund may invest between 25% and 35% of its total assets in the securities of issuers in any particular industry if, at the time of investment, that industry represents 20% or more of the European market as a whole, as measured by an index determined by MFS to be an appropriate measure of the European market. At July 31, 2012, the fund did not have more than 25% of its assets invested in any one industry.

In this reporting period the fund adopted FASB Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party

21

Notes to Financial Statements – continued

pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

22

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of July 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$71,021	$425,097	$—	$496,118
Switzerland	34,640	309,768	—	344,408
France	—	232,700	—	232,700
Germany	51,980	178,115	—	230,095
Netherlands	—	129,444	—	129,444
Spain	—	55,058	—	55,058
Sweden	—	51,672	—	51,672
Denmark	—	39,060	—	39,060
Italy	—	30,494	—	30,494
Other Countries	45,955	27,967	—	73,922
Mutual Funds	88,648	—	—	88,648
Total Investments	$292,244	$1,479,375	$—	$1,771,619

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $138,490 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $72,219 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable

23

Notes to Financial Statements – continued

to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended July 31, 2012, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

24

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	7/31/12	7/31/11
Ordinary income (including any short-term capital gains)	$43,052	$—

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 7/31/12
Cost of investments	$1,858,977
Gross appreciation	124,479
Gross depreciation	(211,837)
Net unrealized appreciation (depreciation)	$(87,358)
Undistributed ordinary income	26,105
Capital loss carryforwards	(7,662)
Post-October capital loss deferral	(55,716)
Other temporary differences	(358)

As of July 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-term losses	$(6,512)
Long-term losses	(1,150)
Total	$(7,662)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 7/31/12	Period ended 7/31/11 (c)	Year ended 7/31/12	Period ended 7/31/11 (c)
Class A	$8,861	$—	$7,557	$—
Class B	657	—	1,519	—
Class C	1,000	—	1,713	—
Class I	12,183	—	9,562	—
Total	$22,701	$—	$20,351	$—

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2010, through the stated period end.

25

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.80%
Average daily net assets in excess of $2.5 billion	0.75%

The management fee incurred for the year end July 31, 2012, was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of each class’ average daily net assets.

Class A	Class B	Class C	Class I
1.55%	2.30%	2.30%	1.30%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2013. For the year ended July 31, 2012, this reduction amounted to $203,954 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $974 for the year ended July 31, 2012, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,555
Class B	0.75%	0.25%	1.00%	1.00%	1,365
Class C	0.75%	0.25%	1.00%	1.00%	1,408
Total Distribution and Service Fees					$4,328

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2012 based on each class’ average daily net assets.

26

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2012, were as follows:

Amount
Class A	$—
Class B	12
Class C	28

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended July 31, 2012, the fee was $1,525 which equated to 0.0896% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended July 31, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,450.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended July 31, 2012 was equivalent to an annual effective rate of 1.0297% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended July 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $15 and are included in

27

Notes to Financial Statements – continued

“Miscellaneous” expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $7, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” on the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 14, 2010, MFS purchased 10,000 shares each of Class A, Class B, and Class C and 70,000 shares of Class I for an aggregate amount of $1,000,000.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased options transactions, and short-term obligations, aggregated $990,292 and $941,851, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 7/31/12		Period ended 7/31/11 (c)
	Shares	Amount	Shares	Amount
Shares sold
Class A	49,537	$505,615	81,544	$925,860
Class B	8,601	82,822	20,071	214,854
Class C	2,424	24,924	17,297	184,996
Class I	15,832	163,329	74,032	747,407
	76,394	$776,690	192,944	$2,073,117

Shares issued to shareholders in reinvestment of distributions
Class A	1,771	$16,149	—	$—
Class B	238	2,176	—	—
Class C	298	2,713	—	—
Class I	2,343	21,406	—	—
	4,650	$42,444	—	$—

Shares reacquired
Class A	(60,692)	$(606,310)	(12,720)	$(143,993)
Class B	(8,594)	(78,641)	(5,505)	(63,682)
Class C	(4,414)	(43,372)	(1,487)	(17,561)
Class I	(8,651)	(87,747)	(841)	(9,723)
	(82,351)	$(816,070)	(20,553)	$(234,959)

28

Notes to Financial Statements – continued

	Year ended 7/31/12		Period ended 7/31/11 (c)
	Shares	Amount	Shares	Amount
Net change
Class A	(9,384)	$(84,546)	68,824	$781,867
Class B	245	6,357	14,566	151,172
Class C	(1,692)	(15,735)	15,810	167,435
Class I	9,524	96,988	73,191	737,684
	(1,307)	$3,064	172,391	$1,838,158

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2010, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended July 31, 2012, the fund’s commitment fee and interest expense were $8 and $0, respectively, and are included in “Miscellaneous” expense on the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	53,611	1,129,286	(1,094,249)	88,648

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$66	$88,648

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VII and the Shareholders of MFS European Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS European Equity Fund (a series of MFS Series Trust VII) (the “Fund”) as of July 31, 2012, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from September 15, 2010 (the commencement of the Fund’s operations) through July 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS European Equity Fund as of July 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from September 15, 2010 (the commencement of the Fund’s operations) through July 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 18, 2012

30

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of September 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

31

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

32

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008);	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

33

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
Gabrielle Gourgey

34

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for the one-year period ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense

35

Board Review of Investment Advisory Agreement – continued

information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds for the one-year period ended December 31, 2011. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on September 15, 2010 and has a limited operating history and performance record; therefore, no performance data for the three- or five-year period was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Lipper expense group median and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in

36

Board Review of Investment Advisory Agreement – continued

comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees,

37

Board Review of Investment Advisory Agreement – continued

concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

38

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

Income derived from foreign sources was $59,346. The fund intends to pass through foreign tax credits of $6,050 for the fiscal year.

39

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

40

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

41

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

July 31, 2012

MFS® ASIA PACIFIC EX-JAPAN FUND

AJX-ANN

MFS® ASIA PACIFIC EX-JAPAN FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

World financial markets remain a venue of uncertainty. The focus has shifted most recently to the eurozone, where policymakers are attempting to develop a plan that will help debt-laden companies and countries and prevent their woes from spreading across the region. Volatility is likely to continue as investors test the resolve of European officials to make the tough decisions needed to solve the crisis. A slowing in the Chinese economy has added another layer of trepidation, as investors worry that the primary engine of global growth may be sputtering.

The U.S. economy is experiencing a period of growth. However, markets have been jittery in reaction to events in Europe and ahead of the U.S. presidential election. Voters in the United States are watching the economy closely and waiting to see if Congress agrees to cut the budget and extend the Bush administration tax cuts. Failure to do so could ultimately send the U.S. economy back into recession.

Amid this global uncertainty, managing risk becomes a top priority for investors and their advisors. At MFS® our global research platform is designed to ensure the smooth functioning of our investment process in all business climates. Real-time collaboration across the globe is vital in periods of heightened volatility and economic uncertainty. At MFS our investment staff shares ideas and evaluates opportunities across geographies, across both fundamental and quantitative disciplines, and across companies’ entire capital structure. We employ this uniquely collaborative approach to build better insights for our clients.

We, like our investors, are mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to emphasize the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with investment advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

September 18, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	4.3%
China Unicom (Hong Kong) Ltd.	3.9%
Westpac Banking Corp.	3.7%
Rio Tinto PLC	3.3%
National Australia Bank Ltd.	3.2%
Sands China Ltd.	3.1%
AIA Group Ltd.	2.9%
Samsung Electronics Co. Ltd.	2.3%
QBE Insurance Group Ltd.	2.1%
Iluka Resources Ltd.	2.1%

Equity sectors (a)
Financial Services	36.9%
Basic Materials	13.8%
Technology	10.0%
Utilities & Communications	9.6%
Energy	7.2%
Autos & Housing	4.5%
Leisure	3.9%
Retailing	3.8%
Special Products & Services	3.5%
Consumer Staples	2.6%
Industrial Goods & Services	2.2%
Health Care	1.0%

Issuer country weightings (x)
Australia	20.9%
China	18.7%
Hong Kong	16.7%
India	9.2%
South Korea	8.4%
Taiwan	7.7%
Indonesia	4.7%
Thailand	3.8%
United Kingdom	3.3%
Other Countries	6.6%

Currency exposure weightings (y)
Hong Kong Dollar	34.7%
Australian Dollar	20.9%
United States Dollar	10.6%
South Korean Won	8.4%
Taiwan Dollar	7.7%
Indonesian Rupiah	4.7%
British Pound Sterling	3.3%
Singapore Dollar	3.0%
Indian Rupee	1.9%
Other Currencies	4.8%

Portfolio Composition – continued

(a)	The sectors depicted are economic aggregates made up of several underlying industry categories. The fund may invest between 25% and 35% of its total assets in any industry that represents 20% or more of the Asia Pacific market excluding Japan as a whole, as measured by an index determined by the adviser to be an appropriate measure of the Asia Pacific market excluding Japan. As of July 31, 2012 the fund did not have more than 25% of its total assets invested in any one industry.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 7/31/12.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended July 31, 2012, Class A shares of the MFS Asia Pacific ex-Japan Fund (the “fund”) provided a total return of –11.97%, at net asset value. This compares with a return of –9.48% for the fund’s benchmark, the MSCI All Country Asia Pacific (ex-Japan) Index.

Market Environment

At the beginning of the reporting period, markets were roiled by several global concerns. Among these included prospects of U.S. sovereign debt default and the long-term public debt profile, the path of eurozone integration and the scope of its bailout facilities, the likelihood of a Chinese hard landing, and the global supply chain disruption resulting from the Japanese earthquake. Amidst this turmoil, global equity markets declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators fell precipitously, while highly-rated sovereign bond yields hit multi-decade lows.

During the middle of the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Long Term Refinancing Operations, or LTROs), coupled with healthier global macroeconomic conditions, led by moderate but sustained U.S. growth, ushered in improved market dynamics.

Towards the end of the period, though, market trends were more mixed. Worsening conditions were driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, broad market sentiment remained relatively resilient, as equity markets generally maintained gains and credit spreads did not indicate deterioration.

Detractors from Performance

Stock selection and an overweight position in the basic materials sector were primary factors that detracted from performance relative to the MSCI All Country Asia Pacific (ex-Japan) Index. The fund’s holdings of mining company Iluka Resources (Australia), steel manufacturer Steel Authority of India (India) (b), mining operator Rio Tinto (Australia), and Australian mining company Newcrest Mining detracted from relative performance as all four stocks performed poorly over the reporting period. Shares of Iluka Resources declined in the latter part of the reporting period as the company announced quarterly earnings that reflected lower sales from one of its main commodities, Zircon, due to a slow-down in demand for this product.

Stock selection in the utilities & communications sector also held back relative returns. Here, an overweight allocation to telecommunications service provider China Unicom Hong Kong (Hong Kong), and not holding strong-performing wireless communications company China Mobile (Hong Kong), weakened relative performance. Shares of China Unicom Hong Kong faced downward pressure in the latter half of the period on concerns over near-term profitability related to the company’s slowdown in margins due to higher handset subsidies for their 3G network and increased competition in China.

Management Review – continued

Within the health care and autos & housing sectors, stock selection was another factor that detracted from relative performance. Within autos & housing, holdings of vehicle manufacturer Guangzhou Automobile Group weakened relative performance as the stock underperformed the benchmark over the reporting period.

Elsewhere, holdings of petrochemical firm Reliance Industries (b) (India), and not holding strong-performing financial services firms, Commonwealth Bank of Australia (Australia) and Australia & New Zealand Banking Group (Australia), also hindered relative performance.

Contributors to Performance

Stock selection in the technology sector contributed to relative returns. Holdings of contract semiconductor manufacturer in the world Taiwan Semiconductor (Taiwan) and South Korean microchip and electronics manufacturer Samsung Electronics benefited relative performance as both stocks outpaced the benchmark over the reporting period. Shares of Taiwan Semiconductor appreciated as the firm reported better-than-expected earnings results which were reflective of the rising penetration of smartphones and tablet PCs in the consumer market.

Stock selection in the industrial goods & services and retailing sectors also strengthened relative performance. There were no individual securities within either of these sectors that were among the fund’s top relative contributors for the reporting period.

Stocks in other sectors that benefited relative returns included utility distributor Spark Infrastructure Group (b) (Australia), financial services company Westpac Banking (Australia), financial service provider National Australia Bank (Australia), agricultural chemicals company Nufarm (b) (Australia), casino resorts operator Sands China (Hong Kong), food and beverage manufacturer Want Want China Holdings (China), and financial services provider Siam Commercial Bank (Thailand). The timing of the fund’s ownership in shares of poor-performing mining giant BHP Billiton (h) (Australia) also helped relative performance.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposures than the benchmark.

Respectfully,

Robert Lau	Sanjay Natarajan
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 7/31/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 7/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	9/15/10	(11.97)%	0.67%
B	9/15/10	(12.61)%	(0.06)%
C	9/15/10	(12.63)%	(0.07)%
I	9/15/10	(11.67)%	0.99%
Comparative benchmark
MSCI All Country Asia Pacific (ex-Japan) Index (f)		(9.48)%	1.75%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(17.03)%	(2.46)%
B With CDSC (Declining over six years from 4% to 0%) (x)		(16.05)%	(2.17)%
C With CDSC (1% for 12 months) (x)		(13.49)%	(0.07)%

Class I shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI All Country Asia Pacific (ex-Japan) Index – a market capitalization-weighted index that is designed to measure equity market performance for both developed and emerging market countries in the Asia Pacific region, excluding the country of Japan.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, February 1, 2012 through July 31, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2012 through July 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/12	Ending Account Value 7/31/12	Expenses Paid During Period (p) 2/01/12-7/31/12
A	Actual	1.70%	$1,000.00	$956.44	$8.27
	Hypothetical (h)	1.70%	$1,000.00	$1,016.41	$8.52
B	Actual	2.45%	$1,000.00	$953.31	$11.90
	Hypothetical (h)	2.45%	$1,000.00	$1,012.68	$12.26
C	Actual	2.45%	$1,000.00	$952.43	$11.89
	Hypothetical (h)	2.45%	$1,000.00	$1,012.68	$12.26
I	Actual	1.45%	$1,000.00	$958.49	$7.06
	Hypothetical (h)	1.45%	$1,000.00	$1,017.65	$7.27

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

7/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 91.7%
Issuer	Shares/Par	Value ($)

Apparel Manufacturers - 2.5%
Daphne International Holdings Ltd.	8,000	$7,963
Li & Fung Ltd.	20,000	39,220
Samsonite International S.A.	6,600	11,162
Stella International Holdings Ltd.	4,500	11,221

		$69,566
Automotive - 4.5%
Exide Industries Ltd.	6,168	$14,170
Guangzhou Automobile Group Co. Ltd., “H”	52,000	38,732
Kia Motors Corp.	610	41,833
Mando Corp.	211	30,319

		$125,054
Brokerage & Asset Managers - 1.3%
Computershare Ltd.	4,581	$36,723

Business Services - 1.6%
Cognizant Technology Solutions Corp., “A” (a)	772	$43,826

Cable TV - 0.5%
Dish TV India Ltd. (a)	10,350	$12,853

Chemicals - 0.9%
Nufarm Ltd.	4,160	$23,687

Computer Software - Systems - 3.4%
Asustek Computer, Inc.	4,660	$42,783
Hon Hai Precision Industry Co. Ltd.	18,800	52,152

		$94,935
Conglomerates - 1.9%
Hutchison Whampoa Ltd.	6,000	$53,821

Containers - 1.2%
Brambles Ltd.	5,130	$33,434

Electronics - 6.6%
Samsung Electronics Co. Ltd.	56	$64,306

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electronics - continued
Taiwan Semiconductor Manufacturing Co. Ltd.	44,000	$117,730

		$182,036
Energy - Independent - 3.3%
China Shenhua Energy Co. Ltd.	2,000	$7,453
CNOOC Ltd.	26,000	52,267
Oil Search Ltd.	4,427	32,152

		$91,872
Energy - Integrated - 0.9%
China Petroleum & Chemical Corp.	26,000	$23,475

Engineering - Construction - 0.7%
Keppel Corp. Ltd.	2,300	$20,562

Food & Beverages - 1.9%
Tingyi (Cayman Islands) Holdings Corp.	8,000	$19,748
Want Want China Holdings Ltd.	28,000	33,821

		$53,569
Food & Drug Stores - 1.3%
CP All PLC	15,100	$16,314
Dairy Farm International Holdings Ltd.	1,800	18,882

		$35,196
Gaming & Lodging - 3.1%
Sands China Ltd.	29,200	$85,795

Insurance - 7.0%
AIA Group Ltd.	22,800	$79,737
Austbrokers Holdings Ltd.	3,644	27,903
China Pacific Insurance (Group) Co. Ltd	8,800	27,759
QBE Insurance Group Ltd.	4,015	58,761

		$194,160
Machinery & Tools - 1.5%
Sinotruk (Hong Kong) Ltd.	29,000	$15,215
T.K. Corp. (a)	1,143	25,338

		$40,553
Major Banks - 9.9%
BOC Hong Kong Holdings Ltd.	13,000	$39,795
Industrial & Commercial Bank Of China Ltd.	77,000	43,932
National Australia Bank Ltd.	3,346	87,358

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Major Banks - continued
Westpac Banking Corp.	4,160	$100,926

		$272,011
Medical Equipment - 1.0%
Fisher & Paykel Healthcare Corp. Ltd.	18,304	$28,312

Metals & Mining - 6.0%
Iluka Resources Ltd.	5,868	$57,928
Maanshan Iron & Steel Co. Ltd. (a)	82,000	18,250
Rio Tinto PLC	1,948	89,991

		$166,169
Natural Gas - Distribution - 0.6%
China Resources Gas Group Ltd.	2,000	$3,862
Hong Kong & China Gas Co. Ltd.	5,500	12,716

		$16,578
Other Banks & Diversified Financials - 10.1%
China Construction Bank	79,500	$53,426
DBS Group Holdings Ltd.	4,000	47,192
Hana Financial Group, Inc.	890	28,233
ICICI Bank Ltd., ADR	699	24,199
PT Bank Negara Indonesia Tbk	80,697	33,804
PT Bank Rakyat Indonesia (Persero) Tbk	47,500	34,890
Siam Commercial Bank Public Co. Ltd.	8,200	41,951
Wing Hang Bank	1,500	13,782

		$277,477
Precious Metals & Minerals - 1.6%
Newcrest Mining Ltd.	1,798	$43,930

Real Estate - 7.0%
Asian Property Development Public Co. Ltd.	129,400	$30,428
BWP Trust, REIT	17,312	35,792
CapitaMall Trust, REIT	10,000	15,697
China Overseas Land & Investment Ltd.	12,000	28,277
Hang Lung Properties Ltd.	13,000	45,983
Sun Hung Kai Properties Ltd.	3,000	37,360

		$193,537
Restaurants - 0.3%
Ajisen (China) Holdings Ltd.	11,000	$7,605

Portfolio of Investments – continued

Issuer		Shares/Par	Value ($)

Common Stocks - continued
Specialty Chemicals - 2.1%
LG Chem Ltd.		150	$41,215
PTT Global Chemical PLC		8,438	15,887

			$57,102
Telecommunications - Wireless - 0.7%
PT Indosat Tbk		35,500	$18,118

Telephone Services - 5.5%
China Unicom (Hong Kong) Ltd.		74,000	$108,318
PT XL Axiata Tbk		66,000	43,062

			$151,380
Utilities - Electric Power - 2.8%
Cheung Kong Infrastructure Holdings Ltd.		2,000	$12,093
China Longyuan Electric Power Group Corp.		41,000	26,285
Spark Infrastructure Group, IEU		22,653	38,663

			$77,041
Total Common Stocks (Identified Cost, $2,467,121)			$2,530,377

	First Exercise
Warrants - 7.3%
Energy - Independent - 3.0%
Merrill Lynch (Oil & Natural Gas Corp. - Zero Strike Warrant (1 share for 1 warrant)) (a)(n)	5/23/11	5,595	$28,642
Merrill Lynch (Reliance Holdings USA - Zero Strike Warrant (1 share for 1 warrant)) (a)(n)	9/22/16	4,045	53,834

			$82,476
Metals & Mining - 2.0%
Deutsche Bank (MOIL Limited - Zero Strike Warrant (1 share for 1 warrant)) (a)(n)	7/05/11	5,630	$27,172
Deutsche Bank (Steel Authority of India - Zero Strike Warrant (1 share for 1 warrant)) (a)(z)	7/25/11	18,935	29,190

			$56,362
Other Banks & Diversified Financials - 1.6%
Deutsche Bank (Federal Bank LTD - Zero Strike Warrant (1 share for 1 warrant)) (a)(n)	7/22/11	1,646	$12,253
Deutsche Bank (Housing Development Finance Authority - Zero Strike Warrant (1 share for 1 warrant)) (a)(n)	9/15/10	3,093	32,524

			$44,777

Portfolio of Investments – continued

Issuer	First Exercise	Shares/Par	Value ($)

Warrants - continued
Tobacco - 0.7%
Deutsche Bank (ITC Limited - Zero Strike Warrant (1 share for 1 warrant)) (a)(z)	7/11/11	4,134	$19,117

Total Warrants (Identified Cost, $221,736)			$202,732

Money Market Funds - 2.3%
MFS Institutional Money Market Portfolio, 0.15%, at Cost and Net Asset Value (v)		64,084	$64,084
Total Investments (Identified Cost, $2,752,941)			$2,797,193

Other Assets, Less Liabilities - (1.3)%			(36,644)
Net Assets - 100.0%			$2,760,549

(a)	Non-income producing security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $154,425, representing 5.6% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Deutsche Bank (ITC Limited - Zero Strike Warrant)	7/11/11	$17,475	$19,117
Deutsche Bank (Steel Authority of India - Zero Strike Warrant)	7/25/11-10/12/11	42,135	29,190
Total Restricted Securities			$48,307
% of Net assets			1.8%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
IEU	International Equity Unit
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 7/31/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $2,688,857)	$2,733,109
Underlying affiliated funds, at cost and value	64,084
Total investments, at value (identified cost, $2,752,941)	$2,797,193
Receivables for
Investments sold	6,638
Fund shares sold	139
Dividends	4,366
Receivable from investment adviser	28,059
Other assets	7,693
Total assets	$2,844,088
Liabilities
Payables for
Investments purchased	$13,085
Payable to affiliates
Shareholder servicing costs	187
Distribution and service fees	52
Payable for independent Trustees’ compensation	4
Deferred country tax expense payable	4,428
Accrued expenses and other liabilities	65,783
Total liabilities	$83,539
Net assets	$2,760,549
Net assets consist of
Paid-in capital	$2,891,421
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $2,702 deferred country tax)	41,608
Accumulated distributions in excess of net realized gain on investments and foreign currency	(203,271)
Undistributed net investment income	30,791
Net assets	$2,760,549
Shares of beneficial interest outstanding	279,483

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,461,389	147,877	$9.88
Class B	294,131	30,019	9.80
Class C	292,299	29,783	9.81
Class I	712,730	71,804	9.93

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.48 [100 / 94.25 x $9.88]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Class I.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 7/31/12

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$75,877
Interest	603
Dividends from underlying affiliated funds	103
Foreign taxes withheld	(3,603)
Total investment income	$72,980
Expenses
Management fee	$25,421
Distribution and service fees	7,826
Shareholder servicing costs	4,145
Administrative services fee	17,520
Independent Trustees’ compensation	1,270
Custodian fee	72,535
Shareholder communications	12,397
Audit and tax fees	49,504
Legal fees	2,247
Registration fees	56,960
Miscellaneous	15,683
Total expenses	$265,508
Reduction of expenses by investment adviser	(222,591)
Net expenses	$42,917
Net investment income	$30,063
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $1,218 country tax)	$(193,665)
Foreign currency	(1,700)
Net realized gain (loss) on investments and foreign currency	$(195,365)
Change in unrealized appreciation (depreciation)
Investments (net of $1,412 increase in deferred country tax)	$(98,728)
Translation of assets and liabilities in foreign currencies	80
Net unrealized gain (loss) on investments and foreign currency translation	$(98,648)
Net realized and unrealized gain (loss) on investments and foreign currency	$(294,013)
Change in net assets from operations	$(263,950)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Change in net assets	Year ended 7/31/12	Period ended 7/31/11 (c)
From operations
Net investment income	$30,063	$10,560
Net realized gain (loss) on investments and foreign currency	(195,365)	32,022
Net unrealized gain (loss) on investments and foreign currency translation	(98,648)	140,256
Change in net assets from operations	$(263,950)	$182,838
Distributions declared to shareholders
From net investment income	$(13,001)	$—
From net realized gain on investments	(33,000)	(3,759)
Total distributions declared to shareholders	$(46,001)	$(3,759)
Change in net assets from fund share transactions	$1,019,059	$1,872,362
Total change in net assets	$709,108	$2,051,441
Net assets
At beginning of period	2,051,441	—
At end of period (including undistributed net investment income of $30,791 and $11,373, respectively)	$2,760,549	$2,051,441

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2010, through the stated period end.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended 7/31/12	Period ended 7/31/11 (c)
Net asset value, beginning of period	$11.47	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	(1.52)	1.40
Total from investment operations	$(1.39)	$1.50
Less distributions declared to shareholders
From net investment income	$(0.06)	$—
From net realized gain on investments	(0.14)	(0.03)
Total distributions declared to shareholders	$(0.20)	$(0.03)
Net asset value, end of period (x)	$9.88	$11.47
Total return (%) (r)(s)(t)(x)	(11.97)	15.02	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	10.84	13.12	(a)
Expenses after expense reductions (f)	1.70	1.70	(a)
Net investment income	1.27	0.99	(a)
Portfolio turnover	86	76	(n)
Net assets at end of period (000 omitted)	$1,461	$787

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended 7/31/12	Period ended 7/31/11 (c)
Net asset value, beginning of period	$11.40	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(1.51)	1.41
Total from investment operations	$(1.45)	$1.43
Less distributions declared to shareholders
From net investment income	$(0.01)	$—
From net realized gain on investments	(0.14)	(0.03)
Total distributions declared to shareholders	$(0.15)	$(0.03)
Net asset value, end of period (x)	$9.80	$11.40
Total return (%) (r)(s)(t)(x)	(12.61)	14.32	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	11.64	14.27	(a)
Expenses after expense reductions (f)	2.45	2.45	(a)
Net investment income	0.61	0.18	(a)
Portfolio turnover	86	76	(n)
Net assets at end of period (000 omitted)	$294	$258

Class C	Year ended 7/31/12	Period ended 7/31/11 (c)
Net asset value, beginning of period	$11.40	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(1.53)	1.42
Total from investment operations	$(1.45)	$1.43
Less distributions declared to shareholders
From net realized gain on investments	$(0.14)	$(0.03)
Net asset value, end of period (x)	$9.81	$11.40
Total return (%) (r)(s)(t)(x)	(12.63)	14.32	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	11.69	14.87	(a)
Expenses after expense reductions (f)	2.45	2.45	(a)
Net investment income	0.76	0.05	(a)
Portfolio turnover	86	76	(n)
Net assets at end of period (000 omitted)	$292	$197

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended 7/31/12	Period ended 7/31/11 (c)
Net asset value, beginning of period	$11.50	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(1.52)	1.45
Total from investment operations	$(1.36)	$1.53
Less distributions declared to shareholders
From net investment income	$(0.07)	$—
From net realized gain on investments	(0.14)	(0.03)
Total distributions declared to shareholders	$(0.21)	$(0.03)
Net asset value, end of period (x)	$9.93	$11.50
Total return (%) (r)(s)(x)	(11.67)	15.32	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	10.75	15.22	(a)
Expenses after expense reductions (f)	1.45	1.45	(a)
Net investment income	1.55	0.83	(a)
Portfolio turnover	86	76	(n)
Net assets at end of period (000 omitted)	$713	$810

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2010, through the stated period end
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Asia Pacific ex-Japan Fund (the fund) is a series of MFS Series Trust VII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries. The fund’s performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions in the countries or regions in which the fund invests and could be more volatile than the performance of more geographically-diversified funds.

The fund may invest between 25% and 35% of its total assets in the securities of issuers in any particular industry if, at the time of investment, that industry represents 20% or more of the Asia Pacific market excluding Japan as a whole, as measured by an index determined by MFS to be an appropriate measure of the Asia Pacific market excluding Japan. At July 31, 2012 the fund did not have more that 25% of its assets invested in any one industry.

In this reporting period the fund adopted FASB Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of

Notes to Financial Statements – continued

financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the

Notes to Financial Statements – continued

value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of July 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
Australia	$—	$577,259	$—	$577,259
China	—	516,387	—	516,387
Hong Kong	32,664	428,903	—	461,567
India	24,199	229,754	—	253,953
South Korea	—	231,245	—	231,245
Taiwan	—	212,665	—	212,665
Indonesia	—	129,874	—	129,874
Thiland	41,951	62,628	—	104,579
United Kingdom	89,991	—	—	89,991
Other Countries	72,139	83,450	—	155,589
Mutual Funds	64,084	—	—	64,084
Total Investments	$325,028	$2,472,165	$—	$2,797,193

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $1,731,986 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $131,942 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. Other reasons for changes in classifications between levels 1 and 2 relate to referencing trading activity outside of a primary exchange in assessing valuation in current or prior periods. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Zero Strike Warrants – The fund invested in low exercise price call warrants (zero strike warrants). Zero strike warrants are issued by banks or brokerdealers and allow the fund to gain exposure to common stocks in markets that place restrictions on investments by foreign investors and may or may not be traded on an exchange. Income received from zero strike warrants is recorded as dividend income in the Statement of Operations. Risks associated with zero strike warrants include the potential inability of the counterparty to fulfill their obligations under the warrant, inability to transfer or liquidate the warrants and potential delays or an inability to redeem before expiration under certain market conditions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended July 31, 2012, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result,

Notes to Financial Statements – continued

no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment company adjustments, and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	7/31/12	7/31/11
Ordinary income (including any short-term capital gains)	$46,001	$3,759

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 7/31/12
Cost of investments	$2,880,407
Gross appreciation	86,835
Gross depreciation	(170,049)
Net unrealized appreciation (depreciation)	$(83,214)

Undistributed ordinary income	31,129
Capital loss carryforwards	(75,805)
Other temporary differences	(2,982)

Notes to Financial Statements – continued

As of July 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term losses	$(71,472)
Long-Term losses	(4,333)
Total	$(75,805)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 7/31/12	Period ended 7/31/11 (c)	Year ended 7/31/12	Period ended 7/31/11 (c)
Class A	$7,697	$—	$17,342	$1,007
Class B	274	—	3,397	333
Class C	—	—	2,400	317
Class I	5,030	—	9,861	2,102
Total	$13,001	$—	$33,000	$3,759

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2010, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	1.05%
Next $1.5 billion of average daily net assets	0.95%
Average daily net assets in excess of $2.5 billion	0.90%

The management fee incurred for the year ended July 31, 2012 was equivalent to an annual effective rate of 1.05% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and

Notes to Financial Statements – continued

transaction costs and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of each class’ average daily net assets:

Class A	Class B	Class C	Class I
1.70%	2.45%	2.45%	1.45%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2013. For the year ended July 31, 2012, this reduction amounted to $222,582 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,895 for the year ended July 31, 2012, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$3,036
Class B	0.75%	0.25%	1.00%	1.00%	2,698
Class C	0.75%	0.25%	1.00%	1.00%	2,092
Total Distribution and Service Fees					$7,826

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2012 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of shareholder redemptions within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2012, were as follows:

Amount
Class A	$833
Class B	—
Class C	16

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended July 31, 2012, the fee was $1,928, which equated to 0.0797% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended July 31, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,217.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended July 31, 2012 was equivalent to an annual effective rate of 0.7241% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended July 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $19 and are included in “Miscellaneous” expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $9, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” on the Statement of Operations. This money market fund does not pay a management fee to MFS.

Notes to Financial Statements – continued

On September 14, 2010, MFS purchased 10,000 shares each of Class A, Class B, and Class C and 70,000 shares of Class I for an aggregate amount of $1,000,000.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $3,021,325 and $2,015,649, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 7/31/12		Period ended 7/31/11 (c)
	Shares	Amount	Shares	Amount
Shares sold
Class A	99,156	$980,575	78,843	$859,856
Class B	12,542	130,415	24,509	264,252
Class C	17,582	181,749	21,174	224,721
Class I	63,528	662,350	70,288	703,316
	192,808	$1,955,089	194,814	$2,052,145

Shares issued to shareholders in reinvestment of distributions
Class A	2,697	$24,838	93	$1,007
Class B	400	3,671	31	333
Class C	261	2,400	29	317
Class I	1,612	14,891	194	2,102
	4,970	$45,800	347	$3,759
Shares reacquired
Class A	(22,552)	$(230,855)	(10,360)	$(117,384)
Class B	(5,567)	(53,246)	(1,896)	(21,109)
Class C	(5,314)	(53,468)	(3,949)	(44,347)
Class I	(63,757)	(644,261)	(61)	(702)
	(97,190)	$(981,830)	(16,266)	$(183,542)

Net change
Class A	79,301	$774,558	68,576	$743,479
Class B	7,375	80,840	22,644	243,476
Class C	12,529	130,681	17,254	180,691
Class I	1,383	32,980	70,421	704,716
	100,588	$1,019,059	178,895	$1,872,362

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2010, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for

Notes to Financial Statements – continued

temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended July 31, 2012, the fund’s commitment fee and interest expense were $15 and $0, respectively, and are included in “Miscellaneous” expense on the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	116,427	2,866,762	(2,919,105)	64,084

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$103	$64,084

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MFS Series Trust VII and the Shareholders of MFS Asia Pacific ex-Japan Fund:

We have audited the accompanying statement of assets and liabilities of MFS Asia Pacific ex-Japan Fund (the Fund) (one of the portfolios comprising MFS Series Trust VII), including the portfolio of investments, as of July 31, 2012, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Asia Pacific ex-Japan Fund at July 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 18, 2012

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of September 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008);	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Robert Lau
Sanjay Natarajan

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for the one-year period ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds for the one-year period ended December 31, 2011. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on September 15, 2010 and has a limited operating history and performance record; therefore no performance data for the three- or five-year period was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided

Board Review of Investment Advisory Agreement – continued

by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

Income derived from foreign sources was $75,851. The fund intends to pass through foreign tax credits of $5,318 for the fiscal year.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended July 31, 2012 and 2011, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2012	2011
Fees billed by Deloitte:
MFS European Equity Fund	44,438	21,800

MFS Latin American Equity Fund	44,438	21,800

Total	88,876	43,600

	Audit Fees
	2012	2011
Fees billed by E&Y:
MFS Asia Pacific ex-Japan Fund	33,918	22,050

For the fiscal years ended July 31, 2012 and 2011, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2012	2011	2012	2011	2012	2011[5]
Fees billed by Deloitte:
To MFS European Equity Fund	0	0	6,338	6,100	1,000	883
To MFS Latin American Equity Fund	0	0	6,338	6,100	1,001	883
Total fees billed by Deloitte To above Funds:	0	0	12,676	12,200	2,001	1,766

	Audit-Related Fees		Tax Fees		All Other Fees
	2012	2011[5]	2012	2011	2012	2011
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS European Equity Fund*	1,499,664	560,204	0	0	0	113,100
To MFS and MFS Related Entities of MFS Latin American Equity Fund*	1,499,664	560,204	0	0	0	113,100

	2012	2011[5]
Aggregate fees for non-audit services:
To MFS European Equity Fund, MFS and MFS Related Entities#	1,697,072	1,104,503
To MFS Latin American Equity Fund, MFS and MFS Related Entities#	1,697,073	1,104,503

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2012	2011	2012	2011	2012	2011
Fees billed by E&Y:
To MFS Asia Pacific ex-Japan Fund	0	0	7,804	7,250	0	0

	Audit-Related Fees		Tax Fees		All Other Fees
	2012	2011	2012	2011	2012	2011
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Asia Pacific ex-Japan Fund*	0	0	0	0	0	0

	2012	2011[5]
Aggregate fees for non-audit services:
To MFS Asia Pacific ex-Japan Fund, MFS and MFS Related Entities#	157,804	7,250

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to reviews of internal controls and Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[5]	Certain fees reported in 2011 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended July 31, 2011.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments for each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST VII

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: September 18, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: September 18, 2012

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: September 18, 2012

*	Print name and title of each signing officer under his or her signature.